SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 21, 2003


                              KANSAS CITY SOUTHERN
                              --------------------
               (Exact name of company as specified in its charter)


        DELAWARE                      1-4717                   44-0663509
----------------------------  ------------------------   ---------------------
(State or other jurisdiction  (Commission file number)      (IRS Employer
    of incorporation)                                    Identification Number)

                427 West 12th Street, Kansas City, Missouri 64105
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                -------------------------------------------------
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)

Item 7.   Financial Statements And Exhibits
-------------------------------------------

(c)           Exhibits

              EXHIBIT NO.           DOCUMENT

              (99)                  Additional Exhibits

              99.1 Letter, dated August 21, 2003, from Sonnenschein Nath & Rosenthal LLP to Milbank, Tweed, Hadley & McCoy LLP attached hereto as Exhibit 99.1

Item 9.  Regulation FD Disclosure

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information set forth in Exhibit 99.1 to this Report. Exhibit 99.1 was sent by Sonnenschein Nath & Rosenthal LLP, counsel for the Company, to Milbank, Tweed, Hadley & McCoy LLP, counsel for Grupo TMM, S.A. ("TMM") in response to TMM's announcement on August 18, 2003 that TMM's shareholders voted down the Acquisition Agreement, dated as of April 20, 2003, by and among KCS, KARA Sub, Inc., TMM, and TMM Holdings, S.A. de C.V.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Kansas City Southern


Date: August 21, 2003               By: /s/ Ronald G. Russ
                                       --------------------------------------
                                       Ronald G. Russ
                                       Executive Vice President and
                                       Chief Financial Officer